                                                   SCHEDULE 14A

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Thomas Edison Inns, Inc.
                (Name of Registrant as Specified In Its Charter)

                            Thomas Edison Inns, Inc.

                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
    6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1)       Title of each class of securities to which transaction applies:

    2)       Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

    4)       Proposed maximum aggregate value of transaction:


1Set forth the amount on which the filing fee is calculated and state how it was determined. [X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)       Amount Previously Paid: One Hundred Twenty-five Dollars

    2) Form, Schedule or Registration Statement No.: Preliminary Proxy Statement/Schedule 14A

    3)       Filing Party: Registrant

    4)       Date Filed: April 4, 1996

                            THOMAS EDISON INNS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 21, 1996

Dear Shareholder:


         We are pleased to invite you to attend our Annual Shareholders' Meeting at the Thomas Edison Inn, 500 Thomas Edison Parkway, Port Huron, Michigan on May 21, 1996 at 10:00 a.m. local time.


         The purposes of this Annual Meeting are:

         1. To elect five Class I directors to serve for the next fiscal year and five Class II directors to serve for the next two fiscal years;

         2. To amend the Articles of Incorporation to change the name of the Company from Thomas Edison Inns, Inc. to Meritage Hospitality Group Inc.;

         3.       To adopt the 1996 Management Equity Incentive Plan;

         4.       To adopt the 1996 Directors' Share Option Plan;

         5.       To adopt the Directors' Compensation Plan;

         6.       To adopt the Employee Share Purchase Plan;

         7. To ratify the appointment of Grant Thornton LLP as the Company's independent public accountants for fiscal 1996; and

         8. To transact such other business as may properly come before the meeting or any adjournment thereof.

         After the formal meeting, we will discuss the Company's operations during the last fiscal year and our plans for fiscal 1996 and answer your questions regarding the Company. Board members and executive officers will also be available to discuss the Company's operations with you.

                                              Yours truly,

                                              Robert E. Schermer, Sr.
                                              Chairman of the Board of Directors


Dated:  April 19, 1996

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, SIGN, AND PROMPTLY RETURN YOUR PROXY CARD IN THE ENCLOSED ENVELOPE. PROXIES MAY BE REVOKED BY WRITTEN NOTICE OF REVOCATION, THE SUBMISSION OF A LATER PROXY, OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                            THOMAS EDISON INNS, INC.
                        40 Pearl Street, N.W., Suite 900
                          Grand Rapids, Michigan 49503

                            Telephone: (616) 776-2600

                          P R O X Y   S T A T E M E N T

                         Annual Meeting of Shareholders
                                  May 21, 1996

                                  INTRODUCTION


         The Board of Directors of Thomas Edison Inns, Inc. is requesting your Proxy for use at the Annual Meeting of Shareholders on May 21, 1996, and at any adjournment thereof, pursuant to the foregoing Notice. The approximate mailing date of the Proxy Statement and the accompanying Proxy Card is April 19, 1996.


                            VOTING AT ANNUAL MEETING

General


         Shareholders may vote in person or by proxy at the Annual Meeting. Proxies given may be revoked at any time by filing with the Company either a written revocation or a duly executed Proxy Card bearing a later date, or by appearing at the Annual Meeting and voting in person. All shares will be voted as specified on each properly executed Proxy Card. If no choice is specified, the shares will be voted as recommended by the Board of Directors in favor of Items 2 through 7 and "FOR" the nominees for directors named herein. Except as otherwise provided herein, abstentions and shares not voted for any reason, including broker non-votes, will have no effect on the outcome of any vote taken at the Annual Meeting. Meritage Capital Corp., formerly known as Meritage Hospitality Group Incorporated ("Meritage"), which owns 51% of the outstanding Common Shares, intends to vote as recommended by the Board of Directors, thus assuring the passage of all matters presented to shareholders, except the election of Class II directors, for which the Meritage shares will not have voting rights. See "Principal Shareholders."

         As of March 28, 1996, the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting, Thomas Edison Inns, Inc. had 3,020,150 Common Shares outstanding. Each share is entitled to one vote, except as provided by law. See "Principal Shareholders". Only shareholders of record at the close of business on March 28, 1996 will be entitled to vote at the Annual Meeting.


Principal Shareholders

         The following persons are the only shareholders known by the Company to own beneficially 5% or more of its outstanding Common Shares as of March 28, 1996:

==========================================================================================================================
Name of                                                      Amount and Nature of                       Percent
Beneficial Owner                                             Beneficial Ownership                       of Class
- --------------------------------------------------------------------------------------------------------------------------
Christopher B. Hewett                                            1,553,000 (1)                           51.6%
- --------------------------------------------------------------------------------------------------------------------------
Robert E. Schermer, Jr.                                          1,550,100 (1)                           51.5%
- --------------------------------------------------------------------------------------------------------------------------
Donald W. Reynolds                                               870,248 (2)(3)                          28.8%
==========================================================================================================================

         (1) Includes 1,550,000 shares held by Meritage. Mr. Hewett is the majority shareholder, an executive officer and a director of Meritage, and Mr. Schermer, Jr. is a shareholder, executive officer and director of Meritage.


         (2) Includes 747,850 shares held by Mr. Reynolds in his own name, an aggregate of 40,000 shares held in joint tenancy with his four children (one of whom is current director Rebecca L. Awtrey, formerly Rebecca L. Reynolds, and one of whom is Cynthia Distad, the wife of David C. Distad, the former Vice President and Chief Financial Officer of the Company), and 82,398 shares held indirectly as the sole shareholder of Innkeepers Management Company ("Innkeepers"), a Michigan corporation wholly-owned by Mr. Reynolds, which holds such shares.

         (3) In a Schedule 13D delivered by TEI Acquisitions, Inc. ("TAI") to the Securities and Exchange Commission ("SEC") on November 27, 1995, TAI reported that on July 6, 1995 it entered into a Stock Purchase Agreement to acquire 870,248 Common Shares of the Company beneficially owned by Mr. Reynolds. TAI also reported that it received an irrevocable proxy to vote the 870,248 Common Shares. TAI further reported that on November 7, 1995, it entered into a First Amendment to the Stock Purchase Agreement. Despite the information reported by TAI, Mr. Reynolds, his four children and Innkeepers are identified in the records of the Company as the owners of the 870,248 Common Shares. Regardless of a determination of ownership of these Common Shares, judicial or otherwise, the Company is of the opinion that the shares were the subject of at least one control share acquisition as that term is defined by Chapter 7B of the Michigan Business Corporation Act ("MBCA"), and, as a result, do not have voting rights.


         The business address of Messrs. Hewett and Schermer, Jr. is 40 Pearl Street, N.W., Suite 900, Grand Rapids, Michigan 49503.

         The business address of Mr. Reynolds is 1459 Michigan Street, N.E., Grand Rapids, Michigan 49503.

         See "Certain Relationships and Related Transactions" below for a description of Meritage's acquisition of 1,500,000 Common Shares of the Company.


         From the Company's inception in 1986 until January 1996, Mr. Reynolds served as Chairman of the Board, President, Chief Executive Officer, Treasurer and Secretary of the Company. Mr. Reynolds was removed as a director and officer of the Company by the St. Clair County (Michigan) Circuit Court on January 8, 1996. The Court appointed Frank O. Staiger as acting President and director. On January 25, 1996, pursuant to the MBCA and the Company's Articles of Incorporation and Bylaws, and with the consent of the Board of Directors, Meritage, as majority shareholder, amended the Company's Bylaws by shareholder consent to expand the size of the Board to ten directors and to classify the directors into two classes. Class I is comprised of five Meritage nominees appointed to fill the newly created vacancies (Mr. Hewett, David S. Lundeen, Joseph L. Maggini, Mr. Schermer, Jr. and Robert E. Schermer, Sr.) and Class II is comprised of the five incumbent directors (Ms. Awtrey, William F.
Ehinger, Joseph P. Michael, Mr. Staiger
and Raymond A. Weigel, III). On February 12, 1996, the court confirmed the resignation of Mr. Staiger and the appointment of Mr. Hewett as President.

         The Bylaws were also amended to provide that prior to the 1998 Annual Meeting, Meritage will not have the right to vote the Common Shares that Meritage owns as of January 25, 1996 (comprising 1,550,000 shares) for the election or removal of the Class II directors unless (i) the Company determines, or a court of competent jurisdiction orders, that the Company's Common Shares acquired by TAI directly or indirectly from Mr. Reynolds, his family and Innkeepers have voting power, or (ii) permitted by a majority of the Class II directors. If for any reason a 1998 Annual Meeting does not occur, all such voting limitations upon the Meritage shares shall become null and void on December 31, 1998. There are no limitations on the voting rights or voting powers of any Common Shares with respect to which Meritage acquires ownership or voting power after January 25, 1996.

         Prior to the 1998 Annual Meeting, Article III, Section 1 of the Restated and Amended Bylaws (which contains the above-described voting limitations on the Meritage shares) may be amended only with the approval of a majority of each of the Class I and Class II directors or by the holders of the majority of the shares entitled to vote at an election of directors, subject to the limitations applicable to the Meritage shares. If, however, an amendment to
Article III, Section 1 of the Restated and Amended Bylaws is to become effective on or after the date of the 1998 Annual Meeting, such amendment may be adopted and approved in the same manner as any other provision of the Restated and Amended Bylaws. On and after the date of the 1998 Annual Meeting (or if no such meeting occurs, after December 31, 1998), Article III, Section 1 of the Restated and Amended Bylaws may be amended in the same manner as any other provision of the Restated and Amended Bylaws.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

         Prior to adoption of the Restated and Amended Bylaws on January 25, 1996, the number of directors of the Company was five. The directors were: Ms. Awtrey and Messrs. Ehinger, Michael, Staiger and Weigel. As restated and amended, the Company's Bylaws require that the Board of Directors consist of at least ten members, divided into two classes as nearly equal in number as possible (Class I and Class II), with the exact number to be established by the Board of Directors.

         The initial Class I directors (Messrs. Hewett, Lundeen, Maggini, Schermer, Jr., and Schermer, Sr.) took office on January 25, 1996 and will serve until the Annual Meeting. The term of office of the Class I directors elected at the Annual Meeting will expire at the 1997

Annual Meeting. At the 1997 Annual Meeting and thereafter, the term of office of those elected as Class I directors will be two years.

         The initial Class II directors (Ms. Awtrey and Messrs. Ehinger, Michael, Staiger and Weigel) took office on August 9, 1994, with the exception of Mr. Staiger, who took office on January 8, 1996, and will serve until the Annual Meeting. The term of office of the Class II directors elected at the Annual Meeting will be two years.

         Starting with the 1997 Annual Meeting, one class of directors will be elected annually.

         The Board has established the number of directors to be elected at the Annual Meeting at ten. The Board is nominating for re-election all present Class I and II Directors, except that James R. Goerlich is being nominated for election as a Class II director in place of Ms. Awtrey.

         Proxies solicited by the Board of Directors will be voted for the election of these nominees. Until their successors are elected or appointed and qualified, or until resignation or removal, all Class I directors elected at the Annual Meeting will be elected to hold office until the 1997 Annual Meeting, while all Class II directors elected at the Annual Meeting will be elected to hold office until the 1998 Annual Meeting. Shareholders are not entitled to cumulate their votes in the election of directors.

         Should any of the nominees become unable to serve, proxies will be voted for any substitute nominee designated by the Board of Directors. Nominees receiving the highest number of votes cast for the positions to be filled will be elected.

                                   PROPOSAL 2
              AMENDMENT OF THE ARTICLES OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO MERITAGE HOSPITALITY GROUP INC.

         On March 9, 1996, the Board of Directors approved an amendment to the Articles of Incorporation changing the Company's name from "Thomas Edison Inns, Inc." to "Meritage Hospitality Group Inc." The proposed new name is considered by the Board of Directors and Management to be more representative of the Company's position in the hospitality industry.

         The Board of Directors recommends a vote in favor of the proposal to change the Company's name. The affirmative vote of a majority of the outstanding Common Shares is required for approval of this Amendment to the Articles of Incorporation. The failure to vote, abstentions, and broker non-votes will have the same effect as a vote against the proposal.

                                   PROPOSAL 3
              ADOPTION OF THE 1996 MANAGEMENT EQUITY INCENTIVE PLAN


        The Board of Directors believes that option grants are an important factor in enabling a company to attract, retain and motivate its employees. Accordingly, on April 16, 1996, the Board of Directors adopted, subject to shareholder approval, an employee share option plan to be designated the 1996 Management Equity Incentive Plan. The Plan provides for 300,000 Common Shares to be the subject of options which may be granted to employees. The Company presently has approximately 500 full and part-time employees.


         The following is a summary of the 1996 Management Equity Incentive Plan which is qualified in its entirety by the full text which is set forth in Appendix A.

         The 1996 Management Equity Incentive Plan provides that options may be granted either as incentive or nonqualified options. Options may be granted for varying periods of from one to ten years. Employees who own 10% or more of the Company's outstanding Common Shares may be granted incentive options only for terms of five years or less. Options do not become exercisable until at least one year from the date of grant. Thereafter, the right to exercise options vests at a schedule determined at the time of grant, which generally shall be at a rate of 20% per year. The right to exercise options is cumulative to the extent not utilized in prior periods. The Committee determines the exercise prices of all options that are granted. However, an incentive option may only be granted with an exercise price at least equal to the market value of the Common Shares on the date of grant. In addition, in the case of employees who beneficially own more than 10% of the Company's Common Shares, an incentive option may be granted only if the option price is at least 110% of the market value of the Common Shares on the date of grant.

         No option will be transferable otherwise than by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order.

         There are no federal income tax consequences to either the Company or the recipient of an option upon the grant or exercise of an incentive option. If a person sells or otherwise disposes of shares acquired upon the exercise of an incentive option within one year of the date of exercise or within two years from the date of grant, the gain equal to the excess of the amount realized over the amount paid for the shares will be taxed as ordinary income. The Company will be entitled to an income tax deduction to the same extent. If the shares are held for more than one year following the date of exercise and two years from the date of grant, any gain realized thereafter will be taxed as a capital gain, in which case the Company will not be entitled to any deduction.

         With respect to non-qualified options, there are no federal income tax consequences upon the grant of an option. A person exercising a non-qualified option will recognize ordinary income to the extent of the difference between the exercise price and the fair market value of the Common Shares on the date of exercise, and the Company will be entitled to a corresponding deduction. Upon any sale of such shares, the difference between the amount realized and the fair market value on the date of the exercise will be treated as a capital gain or loss.

         In the event of any changes in the outstanding Common Shares by way of a share dividend, split-up, recapitalization, combination or exchange, the number and class of Common Shares authorized to be the subject of options under the 1996 Management Equity Incentive Plan and the number and class of Common Shares and option price for each option which is outstanding shall be correspondingly adjusted by the Committee. The Committee shall also make appropriate adjustments to reflect any spin-off of assets, extraordinary dividends or other distributions to shareholders.

         In the event of the dissolution or liquidation of the Company or any merger, consolidation or combination in which the Company is not the surviving corporation or in which the outstanding Common Shares of the Company are converted into cash, other securities or other property, each outstanding option shall terminate as of a date fixed by the Committee, provided that not less than 20 days' written notice of the date of expiration shall be given to each holder of an option. Each such holder shall have the right during such period following notice to exercise the portion of the option which is vested at the time of such notice.


         On April 15, 1996, the closing price of the Company's Common Shares was $5.50 per share.


         The Compensation Committee of the Board of Directors, which consists of Messrs. Schermer, Sr. (Chairman), Maggini, and Ehinger, administers the 1996 Management Equity Incentive Plan. Subject to the express provisions of the Plan, the Committee shall have the authority to establish the terms and conditions of option agreements, which need not be uniform.


         The Compensation Committee has, subject to shareholder approval at the Annual Meeting, granted options to certain employees to purchase 197,500 Common
Shares, including options for the following shares:   Mr. Hewett -- 50,000
shares; Mr. Schermer, Jr. -- 45,000 shares; Mr. Belisle -- 25,000 shares; and Mr. Saalfeld -- 17,500 shares.


         The affirmative vote of the holders of a majority of Common Shares voting on the matter at the Annual Meeting is required to approve this Plan. Abstentions, but not broker non-votes, shall have the effect of being considered as having voted against the proposal.

         The Board of Directors recommends a vote in favor of this proposal.

                                   PROPOSAL 4
                ADOPTION OF THE 1996 DIRECTORS' SHARE OPTION PLAN


         The Board of Directors believes that option grants to non-employee directors are an effective means of advancing the interests of the Company and its shareholders by increasing their proprietary interest in the Company. Accordingly, on April 16, 1996, the Board of Directors adopted the 1996 Director's Share Option Plan, subject to shareholder approval. The Plan provides for 60,000 Common Shares to be the subject of options which may be granted to non-employee directors. The following is a summary of the 1996 Directors' Share Option Plan which is qualified in its entirety by the full text which is set forth in Appendix B.

         A director who is not also an employee of the Company is an Eligible Director and shall be eligible to receive options under the Plan. Each Eligible Director at the time of grant shall be granted an option for the purchase of 5,000 Common Shares immediately after the 1996 Annual Meeting and an additional option for 1,000 Common Shares immediately after each subsequent Annual Meeting. Persons who become Eligible Directors after the effective date of the Plan shall be granted an option for 5,000 shares as a result of their election, and, upon each subsequent Annual Meeting, another option for 1,000 shares.

         The term of each option shall be ten years from the date of grant. The option purchase price will be the last closing sale price reported on the date of grant, provided such price shall not be less than $7.00 per share on all grants made immediately after the 1996 Annual Meeting. Options are immediately exercisable upon grant.


         No option will be transferable otherwise than by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order.

         Neither the optionee nor the Company will incur any federal tax consequences as a result of the grant of an option. Upon exercise of an option, the optionee generally must recognize ordinary income equal to the difference between the exercise price and the fair market value of the Common Shares on the date of exercise. The Company will be entitled to a deduction of the same amount. Upon a disposition of option shares acquired under the Plan, the difference between the sale proceeds and the market value of the shares at the time of exercise will be treated as a capital gain or loss, either long-term or short-term, depending on how long the shares have been held. The Company will not be entitled to a deduction in connection with a disposition of option shares.

         In the event of any changes in the outstanding Common Shares by way of a share dividend, split-up, recapitalization, combination or exchange, the number and class of Common Shares authorized to be the subject of options under this Plan and the number and class of

Common Shares and option price for each option which is outstanding shall be correspondingly adjusted by the Committee. The Committee shall also make appropriate adjustments to reflect any spin-off of assets, extraordinary dividends or other distributions to shareholders.

         In the event of the dissolution or liquidation of the Company or any merger, consolidation or combination in which the Company is not the surviving corporation or in which the outstanding Common Shares of the Company are converted into cash, other securities or other property, each outstanding option shall terminate as of a date fixed by the Committee, provided that not less than 20 days' written notice of the date of expiration shall be given to each holder of an option. Each such holder shall have the right during such period following notice to exercise the option as to all or any part of the option for which it is exercisable at the time of such notice.


         The following table describes the benefits that would be received by Eligible Directors under the 1996 Directors' Share Option Plan, assuming seven dollars as the exercise price for options. The Named Officers, the Executive Officers as a group and all non-executive employees as a group would not receive any benefits under this Plan.

==================================================================================================================
                                                                Potential Realizable Dollar
                                                                Value ($/Share) at Assumed
                                                                Annual Rates of Share Price
        Name                              Number of Shares      Appreciation for Option Term*
                                                                      0%          5%      10%
==================================================================================================================
Non-Executive Director
Group                                        60,000                  $0        $4.40   $11.16
==================================================================================================================

* The market value of the Common Shares on April 15, 1996 was $5.50 per share. The Plan requires, however, that options granted immediately after the 1996 Annual Meeting be granted at a price not less than $7.00 per share. The potential realizable dollar value, set out in dollars per share, at assumed annual rates of share price appreciation for the option term, is hypothetical and is not intended to forecast future appreciation, if any, of the Common Shares or future dollar value, if any, of the granted options.


         The Compensation Committee of the Board of Directors administers the 1996 Directors' Share Option Plan. Subject to the express provisions of the Plan, the Committee shall have the authority to establish the terms and conditions of option agreements, which need not be uniform.

         The affirmative vote of the holders of a majority of Common Shares voting on the matter at the Annual Meeting is required to approve this Plan. Abstentions, but not broker non-votes, shall have the effect of being considered as having voted against the proposal.

       The Board of Directors recommends a vote in favor of this proposal.

                                   PROPOSAL 5
                  ADOPTION OF THE DIRECTORS' COMPENSATION PLAN


         To align further the interests of the non-employee directors with the interests of shareholders by providing that their compensation be paid through the issuance of Company Common Shares, the Board of Directors on April 16, 1996 adopted, subject to shareholder approval, the Directors' Compensation Plan. The following is a summary of the Plan which is qualified in its entirety by the full text which is set forth in Appendix C.


         All directors who are not employees of the Company shall be paid a retainer of $1,000 for each Board of Directors meeting attended and a retainer of $500 for each Committee meeting attended (for meetings by telephone, such fees shall be $500 and $250 respectively). Retainers shall be paid quarterly in arrears in the form of Company Common Shares.


         The number of Common Shares to be issued to a director will be determined by dividing the dollar amount of the fee by the average of the per share Fair Market Value for the ten trading days prior to the end of each quarter, provided, however, that in no event shall the average of the per share Fair Market Value be less then $7.00 for purposes of this computation. Fractional shares shall be rounded up to the nearest whole share as necessary.


         Common Shares are authorized for issuance under this Plan in accordance with the provisions of the Plan. During the term of the Plan, the Company shall at all times retain as authorized and unissued Common Shares at least the number of shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations under the Plan.


         The Plan is effective as of January 25, 1996, subject to shareholder approval at the Annual Meeting. The term of the Directors' Compensation Plan shall be ten years, unless earlier terminated by the Board of Directors in accordance with the provisions of the Plan. No Common Shares shall be issued pursuant to the Plan after its termination.


         The Board of Directors may suspend or terminate the Plan or any portion of it at any time, and may amend it from time to time as the Board of Directors may deem advisable to conform to any change in applicable law or in any other respect the Board of Directors may deem to be in the Company's best interests. Without shareholder approval, however, the Board of Directors may not amend the Plan to increase the number of Common Shares issuable, materially increase the benefits accruing to directors, materially modify the requirements as to eligibility for participation, or extend the termination date. Furthermore, the amount, pricing and timing of Common Share issuances under the Plan shall not be amended more than once every six months, other than to comply with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

         The affirmative vote of the holders of a majority of Common Shares voting on the matter at the Annual Meeting is required to adopt the Directors' Compensation Plan. Abstentions, but not broker non-votes, shall have the effect of being considered as having voted against the proposal.

       The Board of Directors recommends a vote in favor of this proposal.

                                   PROPOSAL 6
                  ADOPTION OF THE EMPLOYEE SHARE PURCHASE PLAN

        The Board of Directors believes that share ownership by employees will encourage them to perform at increasing levels of effectiveness and to use their best efforts to promote the growth and profitability of the Company. Accordingly, on April 16, 1996, the Board of Directors adopted, subject to shareholder approval, the Employee Share Purchase Plan. The following description of the Employee Share Purchase Plan is qualified in its entirety by reference to its text, which is set forth in Appendix D.

        Employees of the Company who have at least three months of service with the Company, are customarily employed for more than 20 hours per week and for more than five months per calendar year, and do not own 5% or more of the Company's Common Shares are eligible to participate in the Employee Share Purchase Plan. Eligibility generally ceases upon termination of employment with the Company. Approximately 250 employees are eligible to participate as of the Record Date.

         The maximum number of Common Shares which may be purchased by Eligible Employees under the Employee Share Purchase Plan is 40,000 shares. The number shall be adjusted to reflect any share dividend, share split or combination of shares. Shares sold to participating employees by the Company may be previously acquired treasury shares or authorized but unissued shares or, if and to the extent authorized by the Compensation Committee, may be shares purchased in market transactions by a designated agent.


         Each Eligible Employee may elect to have a specified amount, not to be more than 25% of base salary or wages, deducted from each regular paycheck. The amounts deducted during any Deduction Period (one, two or three calendar months, as determined by the Compensation Committee) are used to purchase on the last business day of such Deduction Period or as soon thereafter as practicable (the "Purchase Date") the maximum number of whole and fractional Common Shares which such amounts can purchase at the Purchase Price. Payroll deductions are held by the employing corporation subject to withdrawal by the employee, and do not bear interest, pending their application to share purchases. Dividends received on shares held in an employee's account are, unless otherwise directed by the Compensation Committee, used to purchase additional shares.


         The Purchase Price for each whole or fractional share purchased is 85% of the Fair Market Value on the Purchase Date. No employee may, in any calendar year, purchase shares which had an aggregate Fair Market Value exceeding $25,000 on the respective Purchase Dates. In addition, if a participating employee sells shares purchased under the Employee Share Purchase Plan during the first year following the Purchase Date, that employee will not be eligible to make further purchases under the Employee Share Purchase Plan, or to have any amounts deducted from paychecks for such purpose, for a period of one year after such sale or for such shorter period as the Compensation Committee may establish.


         The Employee Share Purchase Plan is administered by the Compensation Committee of the Board of Directors. Custodial and record keeping functions for the Employee Share Purchase Plan will be delegated to a bank trust department or other financial institution as agent. The Board of Directors may amend or terminate the Employee Share Purchase Plan at any time, without further shareholder approval. However, without such approval, the Board of Directors may not change the number of shares purchasable or the eligibility requirements under the Employee Share Purchase Plan. Unless earlier terminated, the Employee Share Purchase Plan will continue in effect until the maximum number of shares available under the Plan has been purchased.


         The Employee Share Purchase Plan is intended to qualify as an employee share purchase plan within the meaning of Section 423 of the Internal Revenue Code, as amended. Income is not realized by an employee who elects to participate in purchases under the Plan when the shares purchased are transferred to him. If an employee disposes of such shares more than two years from the date of grant of the right to purchase shares under the Plan, the employee will be required to include in income, as compensation for the year in which such disposition occurs, an amount equal to the lesser of (i) the excess of the Fair Market Value of such shares at the time of disposition over the Purchase Price or (ii) 15% of the Fair Market Value of such shares at the time of the purchase. The employee's basis in those shares at the time of such a disposition will be increased by an amount equal to the amount includible in his income as compensation; and, any gain or loss computed with reference to such adjusted basis which is recognized at the time of disposition will be short or long-term capital gain or loss, depending upon the holding period for such shares. In such event, the Company will not be entitled to any deduction from income.

         If an employee disposes of shares purchased under the Employee Share Purchase Plan within such two year period, the employee will be required to include in income, as compensation for the year in which such disposition occurs, an amount equal to the excess of the fair market value of such shares on the Purchase Date over the Purchase Price. The employee's basis in such shares in his hands at the time of disposition will be increased by an amount equal to the amount includible in his income as compensation; and, any gain or loss computed with reference to such adjusted basis which is recognized at the time of disposition will be capital gain or loss, either short-term or long-term, depending on the holding period for such shares. In the event of a disposition within such two year period, the Company will be entitled to a deduction from income equal to the amount the employee is required to include in income as compensation as a result of such disposition.

         The affirmative vote of the holders of a majority of Common Shares voting on the matter at the Annual Meeting is required to adopt this Plan. Abstentions, but not broker non-votes, shall have the effect of being considered as having voted against the proposal.

       The Board of Directors recommends a vote in favor of this proposal.

                                   PROPOSAL 7
                   RATIFICATION OF APPOINTMENT OF ACCOUNTANTS


        The Board of Directors appointed Grant Thornton LLP as the Company's independent public accountants for the fiscal year ending November 30, 1996. Grant Thornton LLP has been the independent accounting firm for the Company since fiscal 1993. Although not required by law, the Board of Directors is seeking shareholder ratification of this selection.

         The affirmative vote of a majority of shares voting at the Annual Meeting is required for ratification.



         Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will be given an opportunity to comment, if they so desire, and to respond to appropriate questions that may be asked by shareholders.

Other Matters

         Any other matters considered at the Annual Meeting including adjournment will require the affirmative vote of a majority of shares voting.

Voting by Proxy

         All Proxy Cards properly signed will, unless a different choice is indicated, be voted "FOR" election of all nominees for director proposed by the Board of Directors, "FOR" amendment of the Articles of Incorporation to change the Company's name to Meritage Hospitality Group Inc., "FOR" adoption of the 1996 Management Equity Incentive Plan, "FOR" adoption of the 1996 Directors' Share Option Plan, "FOR" Adoption of the Directors' Compensation Plan, "FOR" adoption of the Employee Share Purchase Plan, and "FOR" ratification of the selection of independent public accountants.

         If any other matters come before the Annual Meeting or any adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

Shareholder Proposals


         Shareholders who desire to have proposals included in the Notice for the Annual Meeting to be held in 1997 must submit their proposals in writing to the Company, Attention Secretary, at its offices on or before December 22, 1996.


                                   MANAGEMENT

Directors and Executive Officers

         The following is information concerning each director, nominee for director, current executive officer, and former executive officer listed on the Summary Compensation Table, as of March 28, 1996:

==========================================================================================================================
                                                                                                Common Shares
                                                                                              Beneficially Owned
                                                                                     -------------------------------------
           Name and Age (1)                               Position                      Amount (2)         Percentage
==========================================================================================================================
- --------------------------------------------------------------------------------------------------------------------------
Robert E. Schermer, Sr. (3), (4)          Chairman of the Board of Directors          2,488                    *
                  60
- --------------------------------------------------------------------------------------------------------------------------
Christopher B. Hewett (4), (5)            President, Chief Executive Officer          1,553,000              51.6%
                  37                      and Director
- --------------------------------------------------------------------------------------------------------------------------
Robert E. Schermer, Jr. (4), (5)          Executive Vice President, Treasurer         1,550,100              51.5%
                  37                      (Chief Financial Officer) and Director
- --------------------------------------------------------------------------------------------------------------------------
Gerard Belisle, Jr.                       Senior Vice President-Operations            0                        --
                  56
- --------------------------------------------------------------------------------------------------------------------------
James R. Saalfeld                         Vice President, General Counsel and         0                        --
                  29                      Secretary
- --------------------------------------------------------------------------------------------------------------------------
Rebecca L. Awtrey (5), (10)               Director                                    10,000                   *
                  37
- --------------------------------------------------------------------------------------------------------------------------
William F. Ehinger (3), (6), (7)          Director                                    41,056                  1.3%
                  67
- --------------------------------------------------------------------------------------------------------------------------
James R. Goerlich                         Nominee for Director                        0                        --
                  59
- --------------------------------------------------------------------------------------------------------------------------
David S. Lundeen (8)                      Director                                    7,000                    *
                  33
- --------------------------------------------------------------------------------------------------------------------------
Joseph L. Maggini (3), (7), (9)           Director                                    21,000                   *
                  56
- --------------------------------------------------------------------------------------------------------------------------
Joseph P. Michael (8)                     Director                                    0                        --
                  56
- --------------------------------------------------------------------------------------------------------------------------
Frank O. Staiger (7)                      Director                                    0                        --
                  66
- --------------------------------------------------------------------------------------------------------------------------
Raymond A. Weigel, III (7), (8)           Director                                    4,975                    *
                  48
- --------------------------------------------------------------------------------------------------------------------------
- --------------------------------------------------------------------------------------------------------------------------
Donald W. Reynolds (5)                    Former Chairman of the Board of             870,248                 28.8%
                  66                      Directors, President, Chief Executive
                                          Officer, Treasurer and Secretary
- --------------------------------------------------------------------------------------------------------------------------

====================================================================================================================
                                                                                             Common Shares
                                                                                           Beneficially Owned
                                                                                     -------------------------------
      Name and Age (1)                              Position                         Amount (2)           Percentage
===================================================================================================================
David C. Distad (5), (10)                 Former Vice President and Chief             10,000                   *
                54                        Financial Officer
====================================================================================================================
All Current Executive Officers                                                        1,639,619              54.3%
and Directors as a Group (12
Persons)
====================================================================================================================

(1) Unless otherwise indicated, the persons named have sole voting and investment power and direct beneficial ownership of the securities.

(2) The column sets forth Common Shares which are deemed "beneficially owned" by the named persons under Rule 13d-3 of the Securities Exchange Act of 1934.

(3)      Compensation Committee Member

(4)      Executive Committee Member

(5) See description of Common Share ownership contained under "Principal Shareholders."

(6) Includes 23,100 shares held by the Grabill Kitchens and Interiors, Inc. Retirement Trust, of which Mr. Ehinger is the sole vested beneficiary.

(7)      Stock Purchase Agreement Committee Member

(8)      Audit Committee Member

(9) Includes 2,000 shares held by Mr. Maggini jointly with his wife and 1,100 shares held directly by his wife.

(10)     Includes 10,000 shares held in joint tenancy with Mr. Reynolds.

*        Less than 1%

         Robert E. Schermer, Sr. has been a director of the Company since January 25, 1996. He is currently Senior Vice President and Managing Director of Robert W. Baird & Co. Incorporated, an investment banking and securities brokerage firm headquartered in Milwaukee, Wisconsin ("Baird"). Mr. Schermer has held this position for more than five years. He is the father of Robert E. Schermer, Jr.

         Christopher B. Hewett has been President, Chief Executive Officer and a director of the Company since January 25, 1996. He has served as President of Meritage since its inception in 1993. Mr. Hewett was Executive Vice President (1990-91) and later President (1991-93) of Ocean Reef Club, Inc., which was the owner, developer and operator of the Ocean Reef Club, a 5,000 acre mixed-use residential resort community in Key Largo, Florida. In 1993, Ocean Reef Club, Inc. sold the Ocean Reef Club and was renamed Key Largo Group, Inc. ("KLG"). Mr. Hewett remains President of KLG.


         Robert E. Schermer, Jr. has been Executive Vice President, Treasurer (Chief Financial Officer) and a director of the Company since January 25, 1996. He has served as Executive Vice President of Meritage since 1993. From 1989 until 1993, he was Executive Vice President of Landquest

Ltd, a private investment partnership which financed and developed residential real estate and hotel investments.

         Gerard Belisle, Jr. has been Senior Vice President-Operations of the Company since January 25, 1996. He served as Vice President of Meritage since its inception in 1993. Mr. Belisle has served as Vice President of KLG since 1992. Prior to 1992, Mr. Belisle was a hotel general manager for Carnival Hotels & Casinos, a Miami-based hotel owner and management company.

         James R. Saalfeld has been Vice President, General Counsel and Secretary of the Company since March 20, 1996. From 1992 until 1996, Mr. Saalfeld was an attorney with Dykema Gossett PLLC, a Grand Rapids, Michigan law firm.

         Rebecca L. Awtrey has been a director of the Company since May 1988. She is currently a housewife and mother. She served as Director of Quality Control at Innkeepers from 1990 to 1994.

         William F. Ehinger has been a director of the Company since May 1988. Since 1966, he has owned and been the President of Grabill Kitchens and Interiors, Inc., Rockford, Michigan, a manufacturers' representative. Since 1974, he has also been Chairman of the Board of Independent Bank-West Michigan, Rockford, Michigan.

         James R. Goerlich is a nominee for election as a Class II director. He is a Certified Public Accountant and the founder and Managing Partner of Goerlich, Richert and Kaiser, PLLC, Port Huron, Michigan.

         David S. Lundeen has been a director of the Company since January 25, 1996. Since 1995, he has served as Executive Vice President and Chief Financial Officer of BSG Corporation, Austin, Texas, an information technology consulting company. From 1992 to 1995, Mr. Lundeen was President of Blockbuster Technology, a division of Blockbuster Entertainment. From 1990 to 1992, he worked for Blockbuster Entertainment as Director of Mergers & Acquisitions and Corporate Finance. Prior to 1990, Mr. Lundeen was an investment banker at Drexel Burnham Lambert in New York City.

         Joseph L. Maggini has been a director of the Company since January 25, 1996. Since founding it in 1974, he has served as President and Chairman of the Board of Magic Steel Corporation, Grand Rapids, Michigan, a steel service center.

         Joseph P. Michael has been a director of the Company since December 1988. Since 1995, Mr. Michael has served as Director-Lending Services for River Capital, Inc., Bloomfield

Hills, Michigan, a mortgage brokerage firm. From November 1992 to 1995, he was President of Community Financial and Mortgage, Inc., a mortgage broker. From August 1991 to November 1992, he was a financial and business consultant. From 1983 to August 1991, he was employed by First Federal Savings and Loan Association, a federal mutual association, formerly known as First Federal Savings Bank and Trust of Pontiac, Michigan ("First Federal"), where he was a Senior Vice President.

         Frank O. Staiger has been a director of the Company since January 8, 1996. He is currently a member of the law firm of Davidson, Staiger & Hill, Port Huron, Michigan. Mr. Staiger has held this position for more than 5 years.

         Raymond A. Weigel, III has been a director of the Company since December 1986. Since April 1992, he has been the President of CLB Consulting Inc., Grand Rapids, Michigan, a business consulting firm. From 1988 to April 1992, he was First Vice President of the Grand Rapids office of Baird. Mr. Weigel is currently a director of First National Bank of Manatee, Manatee, Florida.


Board Actions and Compliance with Section 16 of the Securities Exchange Act of 1934

         The Board of Directors met 14 times during fiscal 1995. The Board of Directors had one standing committee in fiscal 1995. The Compliance Committee, comprised of Messrs. Michael and Weigel, met six times in fiscal 1995 to review related party transactions.

         On January 25, 1996, Meritage acquired majority control of the Company. On that same date, the Company adopted Restated and Amended Bylaws and created four Board of Director committees: an Executive Committee, an Audit Committee, a Compensation Committee, and a Stock Purchase Agreement Committee.

         The Executive Committee is comprised of Messrs. Schermer, Sr. (Chairman), Hewett and Schermer, Jr. The Executive Committee possesses and may exercise all of the powers of the Board of Directors in the management and control of the business of the Corporation to the extent permitted by law.

         The Audit Committee, comprised of Messrs. Weigel (Chairman), Lundeen and Michael, all of whom are non-employee directors, reviews the Company's internal accounting operations. It also recommends the employment of independent accountants and reviews the relationships between the Company and its outside accountants.


         The Compensation Committee, comprised of Messrs. Schermer, Sr. (Chairman), Maggini and Ehinger, all of whom are non-employee directors, establishes compensation for

Management and administers the 1996 Management Equity Incentive Plan, 1996 Directors' Share Option Plan, the Directors' Compensation Plan and the Employee Share Purchase Plan.


         The Stock Purchase Agreement Committee, comprised of Messrs. Staiger (Chairman), Ehinger, Maggini and Weigel, is responsible for evaluating, in consultation with legal counsel, the Company's rights and obligations with respect to Mr. Reynolds and Innkeepers under the Stock Purchase and Sale Agreement, dated September 19, 1995, and for developing recommendations to the Board of Directors with regard to the foregoing.

         The Company did not establish a nominating committee for fiscal 1996.


         In fiscal 1995, directors were compensated $1,000 per meeting for attending meetings of the Board of Directors. Upon shareholder approval of the Directors' Compensation Plan at the Annual Meeting, non-employee directors will be compensated in accordance with the terms of such Plan, beginning as of January 25, 1996. Directors who are employees of the Company will not be compensated for serving as directors. See "Proposal 5: Adoption of the Directors' Compensation Plan" for a summary description of the Plan.


         The Company is not aware of any instances where any person, who during fiscal 1995 was required to file a report pursuant to Section 16(a) of the Securities Exchange Act of 1934, failed to report any transaction on a timely basis or failed to file any required report or form.

Executive Compensation

         Compensation paid by Thomas Edison Inns, Inc. for the last three fiscal years to its former Chief Executive Officer and all executive officers earning in excess of $100,000 is as follows:(1)


==================================================================================================================================
                                                    SUMMARY COMPENSATION TABLE
- ----------------------------------------------------------------------------------------------------------------------------------
                                                          Annual Compensation
==================================================================================================================================
                 Name and                       Fiscal        Salary               Bonus     Other Annual         All Other
            Principal Position                   Year                                        Compensation       Compensation
- ----------------------------------------------------------------------------------------------------------------------------------
Donald W. Reynolds                               1995   $      --(2)          $     --    $       --         $   193,875(3)
Former Chairman of the Board of Directors,       1994          --(2)                --            --             193,500(3)
President, Chief Executive Officer, Treasurer    1993          --(2)                --            --             193,500(3)
and Secretary
- ----------------------------------------------------------------------------------------------------------------------------------
David C. Distad                                  1995   $     130,150(4)      $     --    $    8,000(5)      $       --
Former Vice President and Chief Financial        1994          98,488(4)            --         8,000(5)              --
Officer                                          1993          92,000(4)            --         4,000(5)           25,000(6)
==================================================================================================================================

         (1) Meritage acquired majority control of the Company on January 25, 1996. Mr. Reynolds was removed as a director and officer of the Company by the St. Clair County (Michigan) Circuit Court on January 8, 1996. Mr. Distad was removed by the Board of Directors on January 25, 1996.

         (2) In fiscal 1995, 1994 and 1993, Mr. Reynolds received compensation from Innkeepers. See "Certain Relationships and Related Transactions" below.

         (3) In fiscal 1995, 1994 and 1993, St. Clair Inn, Inc. furnished an automobile to Mr. Reynolds. In fiscal 1995, 1994 and 1993, the Company paid $193,875, $193,500, and $193,500, respectively, to Mr. Reynolds for his personal guarantee of certain obligations of the Company.

         (4) In fiscal 1995, 1994 and 1993, Innkeepers paid Mr. Distad's salary, which was reimbursed by the Company to Innkeepers.

         (5) Represents fees paid by the Company to Mr. Distad for attending Board of Directors meetings.

         (6) On December 2, 1992, the Company advanced $25,000 to Mr. Distad for costs associated with his relocation in connection with his employment.

         The Company did not pay or distribute to its executive officers any compensation pursuant to any employee benefit plan other than any group life, health, hospitalization, or medical reimbursement plan that does not discriminate in favor of any executive officer or director and that is generally available to all salaried employees. During fiscal 1994, the Company adopted a plan established under Section 401(k) of the Internal Revenue Code (the "Plan") that covers substantially all employees of the Company, each of its subsidiaries and Innkeepers. Company contributions to the Plan are voluntary and at the discretion of the Board of Directors. The Company made no contributions to the Plan during fiscal 1995.


Certain Relationships and Related Transactions

         Present Management is unable to determine whether the following transactions were on terms no less favorable to the Company than those that could be obtained from unaffiliated parties.

         From the Company's inception in 1986 until January 1996, Mr. Reynolds served as Chairman of the Board, President, Chief Executive Officer, Treasurer and Secretary of the Company, and the Company engaged Innkeepers, a company owned by Mr. Reynolds, to manage the Company's properties pursuant to a Management Agreement. In fiscal 1994 and 1995, the Company paid fees to Innkeepers of $456,750 and $402,786, respectively.


         As reported in the Company's Current Report on Form 8-K filed with the SEC on February 5, 1996, Mr. Reynolds was removed as a director and officer of the Company by the St. Clair County (Michigan) Circuit Court on January 8, 1996. The court appointed Mr. Staiger as acting President and director. On January 25, 1996, Meritage amended the Company's Bylaws to classify the Board of Directors into two classes, expanded the Board of Directors to 10 directors and appointed the five new Class I directors. On January 25, 1996, the Board of Directors removed Mr. Distad, son-in-law of Mr. Reynolds, as Vice President and Chief Financial Officer of the Company and terminated the Management Agreement with Innkeepers. As a result, the Company no longer employs a third party management company; instead, it has installed new management to operate its business directly in an effort to utilize more efficiently the Company's resources and employees. On February 12, 1996, the court confirmed the resignation of Mr. Staiger and the appointment of Mr. Hewett as President.

         On December 12, 1986, the Company and each of its subsidiaries entered into a Management Agreement with Innkeepers for the management of the Company's subsidiaries. Mr. Reynolds was the owner, President and Chief Executive Officer of Innkeepers. Mr. Distad was a Vice President of Innkeepers. The Management Agreement provided that Innkeepers would manage the Company's three hotels (the Thomas Edison Inn, the St. Clair Inn and the Spring Lake Holiday Inn, collectively, the "Hotels") and, in connection therewith, would supervise, hire, train and discharge Hotel managers and other employees, would enter into various contracts as agent of and for the benefit of the Hotels, and would furnish the Hotels with budgets and financial accounting records. Innkeepers was required only to devote so much time as it determined reasonably necessary to fulfill its obligations under the Management Agreement. Under the Management Agreement, Innkeepers received as compensation 3% of the gross revenues of the Hotels. In fiscal 1994 and 1995, the Company paid fees to Innkeepers of $456,750 and $402,786, respectively.

         Spring Lake Inn, Inc., a subsidiary of the Company, developed several condominium units adjacent to the Spring Lake Holiday Inn. The Company sold one condominium unit in fiscal 1994 and two condominium units in fiscal 1995. In December 1987, Spring Lake Inn, Inc., transferred title to five of the condominium units to Mr. Reynolds for $325,000, who used the units as collateral for a loan of the same amount. Mr. Reynolds used the loan proceeds to pay Spring Lake Inn, Inc., for the units. At the same time, he executed a Quit Claim Deed to the subsidiary for the pledged condominium units. Spring Lake Inn, Inc. made payments to Mr. Reynolds on terms identical to his obligation on his personal loan, and Mr. Reynolds used the proceeds to repay his personal loan. Under this arrangement, the Company paid $55,550 to Mr. Reynolds for fiscal 1994. This loan was purportedly repaid in full during fiscal 1994.

         At November 30, 1995, the Company owed to Mr. Reynolds and companies affiliated with him $2,300, a decrease of $248,163 from November 30, 1994 (exclusive of the accrued management fees referred to below). At the same time, his indebtedness to the Company totaled $477,321, a decrease of $951,668 from November 30, 1994. During fiscal 1994 and 1995, Mr. Reynolds borrowed $498,951 and $657,918 from the Company and made cash payments in the amount of, or otherwise reduced the indebtedness by, $691,555 and $1,518,217, respectively. Approximately $62,341 and $79,311 of Mr. Reynolds's borrowings were an advance on the management fee to be earned by Innkeepers for fiscal 1994 and 1995, respectively. In addition, from time to time Innkeepers purportedly purchased, in privately negotiated transactions, Common Shares of the Company.

         In addition, at November 30, 1995, companies affiliated with Mr. Reynolds or Mr. Reynolds and Mr. Ehinger owed the Company $218,109, a decrease of $636,608 from November 30, 1994. During fiscal 1995, these affiliated companies had borrowings of $24,330 and payments in the amount of $752,307.


         During fiscal 1994 and 1995, the Company paid certain life insurance premiums to be reimbursed by Mr. Reynolds in the aggregate amount of $33,155 and $102,284, respectively. In fiscal 1991, Mr. Reynolds transferred to the Company his interest in shares representing 10% of the outstanding stock of Michigan Assurance Limited, a Bermuda insurance company. In return, the Company paid Mr. Reynolds $100,000, representing the amount Mr. Reynolds paid for the stock in 1989. In fiscal 1994, the Company purportedly purchased fire and general liability insurance from that insurance company.


         To collateralize the amounts due from Mr. Reynolds, the Company obtained from him a second security interest in a nonrecourse mortgage note receivable held by him. The mortgage note had a balance of approximately $1,200,000 at November 30, 1994 and was collateralized by real estate located in Grand Rapids, Michigan. The second security interest was released in fiscal 1995 when the Company's long-term borrowings were reduced.

         Mr. Reynolds guaranteed the Company's obligations to First Federal in the amount of $2,924,975 at November 30, 1995. Prior to granting to the Company the security interest described in the preceding paragraph, Mr. Reynolds granted to First Federal a security interest in the mortgage note as additional collateral. To secure the loan, Mr. Reynolds also granted to First Federal a second mortgage on his personal residence and assigned life insurance policies owned by Mr. Reynolds with a face value, after netting out all policy loans, of not less than $1,000,000.

         Mr. Reynolds pledged personally owned life insurance policies with a face value of $3,000,000 to Michigan National Bank as additional collateral for the Company's obligation to that lender in the amount of $4,273,702 at November 30, 1995. In addition, Mr. Reynolds guaranteed the Company's obligation under the First Federal Letter of Credit Reimbursement Agreement in the amount of $3,929,506. The Letter of Credit collateralized the Michigan Strategic Fund Bonds of the Company, which were retired in April 1992 by drawing against the Letter of Credit. In October 1992, the amount due under the Letter of Credit was amended to create a mortgage payable due October 1, 1997, with monthly payments of $37,194. Mr. Reynolds also guaranteed certain notes payable to banks in the amount of $375,258 at November 30, 1995.

         The Board of Directors approved a 1.5% loan guarantee fee to be paid to Mr. Reynolds as compensation for his loan guarantee for fiscal 1995 and 1994. The guarantee fee paid was $193,875 for fiscal 1995 and $193,500 for fiscal 1994.

         Buckeye Resource & Management, Inc. ("Buckeye") entered into a consulting agreement with Mr. Reynolds, purportedly on behalf of the Company, in March 1995. This agreement provided that Buckeye would be paid $900,000 if it sold the Company pursuant to an agreement that retained the personal services of Mr. Reynolds and/or a management company that employed or contracted with Mr. Reynolds. Under this agreement, Investall, Inc. ("Investall") was acknowledged as being associated with Buckeye. Douglas Ziesemer is the President of Investall and the former President of TAI. TAI reported in a Form 13D filed with the SEC on or about November 27, 1995 that it is the owner of 5% or more of the Company's Common Shares. The Form 13D filed by TAI also reports that Investall believes it would receive some portion of the $900,000 fee.


         In February 1995, Mr. Reynolds entered into a personal loan with Robert
J. Skandalaris for $1,500,000. In February 1995, Mr. Skandalaris also entered into a consulting agreement with Mr. Reynolds, purportedly on behalf of the Company, whereby the Company was obligated to pay Mr. Skandalaris $210,000 to, among other things, make recommendations to the Company regarding long-term planning, operational efficiencies, customer development, marketing strategies, personnel and financial matters. Mr. Skandalaris was required to devote no more than 100 hours under the consulting agreement. Mr. Skandalaris testified in July 1995 that it was his understanding that Mr. Reynolds would reduce the management fee charged by his wholly-owned management company (Innkeepers) from 3% to 2% as an offset to the consulting fee to be paid to Mr. Skandalaris. As of January 19, 1996, the Company had paid Mr. Skandalaris his full consulting fee ($210,000), however, Mr. Reynolds's management company received from the Company the full 3% management fee.


         In fiscal 1995, the Company expended $2,154,163 for litigation expenses (including attorney's fees) on behalf of Ms. Awtrey, Messrs. Reynolds, Ehinger, Michael and Weigel, and on behalf of Meritage. These expenses were the result of: (1) a derivative lawsuit filed in January 1995 against the Company and its then sitting directors, by 13 of the Company's shareholders (including Meritage, now the majority shareholder) (Case No. 95-0103-CZ, Kent County (Michigan) Circuit Court, Leiber, J.) (the "Derivative Proceeding"); (2) a lawsuit filed by TAI in December 1995 against the Company, Meritage, Ms. Awtrey, and Messrs. Ehinger, Michael, and Weigel (Case No. 95-00-33-88-CZ, St. Clair County (Michigan) Circuit Court, Deegan, J.) (the "TAI Suit"); (3) a lawsuit filed by Meritage on January 4, 1996 against the Company and Messrs. Ehinger and Reynolds (Case No. 96-000017 CZ, St. Clair County (Michigan) Circuit Court, Deegan, J.) (the "Meritage Suit"); and (4) a lawsuit filed by Meritage against the Company, Mr. Reynolds and parties affiliated with Mr. Reynolds (Case No. 1:95

CV 451, Quist, J., U.S. District Court for the Western District of Michigan, S.D.) (the "7B Suit"). In settling the 7B Suit, the Company agreed to pay the costs and expenses, including legal fees, of Meritage and Mr. Reynolds and his affiliates. In the Derivative Proceeding, the Company advanced sums under the indemnification provisions of the Company's Bylaws for the defense of current directors Ms. Awtrey and Messrs. Ehinger, Michael, and Weigel, and for Mr. Reynolds, a director at the time of suit. The 7B Suit has been dismissed and the Company anticipates being dismissed from the Derivative Proceeding and the Meritage Suit in the near future.

         Management believes that the following transactions were on terms no less favorable to the Company than those that could be obtained from unaffiliated parties.

         At November 30, 1995, Meritage was indebted to the Company in the principal amount of $10,500,000. Messrs. Hewett and Schermer, Jr. are shareholders, directors and officers of Meritage. Mr. Belisle is an officer of Meritage. In September 1995, a secured, non-interest bearing promissory note in the amount of $10,500,000 (the "Meritage Note") was given to the Company in exchange for 1,500,000 Common Shares. Beginning on the third anniversary of the Meritage Note, Meritage is required to make an annual payment of $1,312,500 for the next eight years. The note is secured by a Stock Pledge Agreement covering all 1,500,000 shares.


         At November 30, 1995, Mr. Schermer, Jr. was indebted to Spring Lake Inn, Inc. in the amount of $70,544. This indebtedness arose from a promissory note dated December 27, 1987 in the amount of $46,000 that Mr. Schermer entered into with Mr. Reynolds. The interest rate on the note was determined to be 7%. This note was, unbeknownst to Mr. Schermer, assigned to Spring Lake
Inn, Inc. On March 27, 1996, Mr. Schermer paid $71,627, all sums then due and owing on the note.

Other Matters

         Thomas Edison Inns, Inc. is not aware of any other matters to be presented at the Annual Meeting other than those specified in the Notice.

                                           By order of the Board of Directors

                                           Robert E. Schermer, Sr.
                                           Chairman of the Board of Directors

April 19, 1996

                                                                      APPENDIX A

                          THOMAS EDISON INNS, INC.

                    1996 MANAGEMENT EQUITY INCENTIVE PLAN

                                    ARTICLE 1

                                   OBJECTIVES

         Thomas Edison Inns, Inc. has established this Management Equity Incentive Plan effective April 16, 1996 as an incentive to the attraction and retention of dedicated and loyal employees of outstanding ability, to stimulate the efforts of such persons in meeting Thomas Edison Inns, Inc.'s objectives and to encourage ownership of its Common Shares by employees.

                                    ARTICLE 2

                                   DEFINITIONS

         2.1 For purposes of the Plan the following terms shall have the definition which is attributed to them, unless another definition is clearly indicated by a particular usage and context.

                  A. "Code" means the Internal Revenue Code of 1986, as amended.

                  B. The "Company" means Thomas Edison Inns, Inc. and any subsidiary of Thomas Edison Inns, Inc., as the term "subsidiary" is defined in Section 424(f) of the Code.

                  C. "Date of Exercise" means the date on which the Company has received a written notice of exercise of an Option, in such form as is acceptable to the Committee, and full payment of the purchase price.

                  D. "Date of Grant" means the date on which the Committee makes an award of an Option.

                  E. "Eligible Employee" means any individual who performs services for the Company and is treated as an employee for federal income tax purposes.

                  F. "Fair Market Value" means the last sale price reported on any stock exchange or over-the-counter trading system on which Shares are trading on the last trading day prior to a specified date or, if no last sales price is reported, the average of the closing bid and asked prices for a Share on a specified date. If no sale has been made on the specified date, then prices on the last preceding day on which any such sale shall have been made shall be used in determining Fair Market Value under either method prescribed in the previous sentence.

                  G. "Incentive Share Option" shall have the same meaning as given to that term by Section 422 of the Code.

                  H. "Nonqualified Share Option" means any Option granted under the Plan which is not considered an Incentive Share Option.

                  I. "Option" means the right to purchase a stated number of Shares at a specified price. The Option may be granted to an Eligible Employee subject to the terms of this Plan, and such other conditions and restrictions as the Committee deems appropriate. Each Option shall be designated by the Committee to be either an Incentive Share Option or a Nonqualified Share Option.

                  J. "Option Price" means the purchase price per Share subject to an Option and shall be fixed by the Committee, but shall not be less than 100% of the Fair Market Value of a Share on the Date of Grant in the case of an Incentive Share Option.

                  K. "Permanent and Total Disability" shall mean any medically determinable physical or mental impairment rendering an individual unable to engage in any substantial gainful activity, which disability can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

                  L. "Plan" means this 1996 Management Equity Incentive Plan as it may be amended from time to time.

                  M. "Share" means one Common Share, $.01 par value, of the Company.

                                    ARTICLE 3

                                 ADMINISTRATION

         3.1 The Plan shall be administered by a committee (the "Committee") designated by the Board of Directors of the Company. The Committee shall be comprised solely of three or more directors each of whom shall be (i) a "disinterested person" as defined under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Act") and (ii) an "outside director" to the extent required by
Section 162(m) of the Internal Revenue Code ("Section 162(m)"). Notwithstanding the foregoing, to the extent relevant state law now or hereafter permits, the Committee may be comprised solely of two or more such directors.

         Actions shall be taken by a majority of the Committee.

         3.2 Except as specifically limited by the provisions of the Plan, the Committee in its discretion shall have the authority to:

                  A. Determine which Eligible Employees shall be granted
         Options;

                  B. Determine the number of Shares which may be subject to each Option;

                  C. Determine the Option Price;

                  D. Determine the term of each Option;

                  E. Determine whether each Option is an Incentive Share Option or Nonqualified Share Option;

                  F. Interpret the provisions of the Plan and decide all questions of fact arising in its application; and

                  G. Prescribe such rules and procedures for Plan administration as from time to time it may deem advisable.

         3.3 Any action, decision, interpretation or determination by the Committee with respect to the application or administration of this Plan shall be final and binding upon all persons, and need not be uniform with respect to its determination of recipients, amount, timing, form, terms or provisions of Options.

         3.4 No member of the Committee shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Option granted hereunder, and to the extent permitted by law, all members shall be indemnified by the Company for any liability and expenses which may occur through any claim or cause of action.

                                    ARTICLE 4

                             SHARES SUBJECT TO PLAN

         4.1 The Shares that may be made subject to Options granted under the Plan shall not exceed 300,000 Shares in the aggregate. Except as provided in
Section 4.2, upon lapse or termination of any Option for any reason without being completely exercised, the Shares which were subject to such Option may again be subject to other Options.

         4.2 The maximum number of Shares with respect to which Options may be granted to any employee during each fiscal year of the Company is 50,000 Shares. If an Option is canceled, it continues to be counted against the maximum number of Shares for which Options may be granted to an employee. If an Option is repriced, the transaction is treated as a cancellation of the Option and a grant of a new Option.

                                    ARTICLE 5

                               GRANTING OF OPTIONS

         Subject to the terms and conditions of the Plan, the Committee may, from time to time prior to April 16, 2006, grant Options to Eligible Employees on such terms and conditions as the Committee may determine. More than one Option may be granted to the same Eligible Employee.

                                    ARTICLE 6

                                TERMS OF OPTIONS

         6.1 Subject to specific provisions relating to Incentive Share Options set forth in Article , each Option shall be for a term of from one to ten years from the Date of Grant and may not be exercised during the first twelve months of the term of said Option. Commencing on the first anniversary of the Date of Grant of an Option, the Option may be exercised for 20% of the total Shares covered by the Option with an additional 20% of the total Shares covered by the Option becoming exercisable on each succeeding anniversary until the Option is exercisable to its full extent. This right of exercise shall be cumulative and shall be exercisable in whole or in part. The Committee in its sole discretion may permit particular holders of Options to exercise an Option to a greater extent than provided herein. The Committee may establish a different exercise schedule and impose other conditions upon exercise for any particular Option or groups of Options.

         6.2 The holder of an Option must remain continuously in the service of the Company as an employee for a period of at least twelve months. Nothing contained in this Plan or in any Option granted pursuant to it shall confer upon any employee any right to continue in the employ of the Company or to interfere in any way with the right of the Company to terminate employment at any time. So long as a holder of an Option shall continue to be an employee of the Company, the Option shall not be affected by any change of the employee's duties or position.

                                    ARTICLE 7

                               EXERCISE OF OPTIONS

         Any person entitled to exercise an Option in whole or in part may do so by delivering a written notice of exercise to the Company, attention Corporate Secretary, at its principal office. The written notice shall specify the number of Shares for which an Option is being

                                    - iv -
</R
exercised and the grant date of the option being exercised and shall be accompanied by full payment of the Option Price for the Shares being purchased.

                                    ARTICLE 8

                             PAYMENT OF OPTION PRICE

         8.1 Payment of the Option Price may be made in cash, by the tender of Shares, or both. Shares tendered shall be valued at their Fair Market Value on the Date of Exercise.

         8.2 Payment through tender of Shares may be made by instruction from the Optionee to the Company to withhold from the Shares issuable upon exercise that number which have a Fair Market Value on the Date of Exercise equal to the exercise price for the Option or portion thereof being exercised.

                                    ARTICLE 9

             INCENTIVE SHARE OPTIONS AND NONQUALIFIED SHARE OPTIONS

         9.1 The Committee in its discretion may designate whether an Option is to be considered an Incentive Share Option or a Nonqualified Share Option. The Committee may grant both an Incentive Share Option and a Nonqualified Share Option to the same individual. However, where both an Incentive Share Option and a Nonqualified Share Option are awarded at one time, such Options shall be deemed to have been awarded in separate grants, shall be clearly identified, and in no event will the exercise of one such Option affect the right to exercise the other such Option.

         9.2 Any option designated by the Committee as an Incentive Share Option will be subject to the general provisions applicable to all Options granted under the Plan. In addition, the Incentive Share Option shall be subject to the following specific provisions:

                  A. At the time the Incentive Share Option is granted, if the Eligible Employee owns, directly or indirectly, shares representing more than 10% of (i) the total combined voting power of the Common Shares of the Company, or (ii) a corporation that owns 50% or more of the total combined voting power of the Common Shares of the Company, then:

                           (i) The Option Price must equal at least 110% of the
                  Fair Market Value on the Date of Grant; and

                           (ii) The term of the Option shall not be greater than
                  five years from the Date of Grant.

                  B. The aggregate Fair Market Value of Shares (determined at the Date of Grant) with respect to which Incentive Share Options are exercisable by an Eligible Employee for the first time during any calendar year under this Plan or any other plan maintained by the Company shall not exceed $100,000.

         9.3 If any Option is not granted, exercised, or held pursuant to the provisions noted immediately above, it will be considered to be a Nonqualified Share Option to the extent that the grant is in conflict with these restrictions.

                                   ARTICLE 10

                            TRANSFERABILITY OF OPTION

         An Option in not transferable by the Eligible Employee to whom granted other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title 1 of the Employee Retirement Income Security Act, as amended.

                                   ARTICLE 11

                             TERMINATION OF OPTIONS

         11.1     An Option will terminate as follows:

                  A. Upon exercise or expiration by its terms.


                  B. Except as provided in Subsection 11.1.C, upon termination of employment for reasons other than cause, the then-exercisable portion of any Option will terminate on the 60th day after the date of termination. The portion not then exercisable will terminate on the date of termination of employment. For purposes of the Plan, a leave of absence approved by the Company shall not be deemed to be termination of employment.


                  C. If an Eligible Employee holding an Option dies or becomes subject to a Permanent and Total Disability while employed by the Company, or within 60 days after termination of employment, for reasons other than cause, such Option may be exercised, to the extent exercisable on the date of such death, Permanent and Total Disability or termination of employment, at any time within one year after the date the employment of such Eligible Employee terminated, by the estate or guardian of such person or by those persons to whom the Option may have been transferred by will or by the laws of descent and distribution.

                  D. Options shall terminate immediately if employment is terminated for cause. Cause is defined as including, but not limited to, theft of or intentional damage to Company property, intentional harm to the Company's reputation, material breach of the Optionee's duty of fidelity to the Company, the use of illegal drugs, the commission of a criminal act, willful violation of Company policy, or trading in securities of the Company for personal gain based on knowledge of the Company's activities or results when such information is not available to the general public.

                  E. If an Eligible Employee holding an Option violates any terms of any written employment or noncompetition agreement between the Company and the Eligible Employee, all existing Options held by such Employee will terminate. In addition, if at the time of such violation the Employee has exercised Options but has not received certificates for the shares to be issued, the Company may void the Option and its exercise. Any such actions by the Company shall be in addition to any other rights or remedies available to the Company in such circumstances.


         11.2 Except as provided in Article 12 hereof, in no event will the continuation of the term of an Option beyond the date of termination of employment allow the Eligible Employee, or his beneficiaries or heirs, to accrue additional rights under the Plan, or to purchase more Shares through the exercise of an Option than could have been purchased on the day that employment was terminated. In addition, notwithstanding anything contained herein, no Option may be exercised in any event after the expiration of ten years from the date of grant of such Option.


                                   ARTICLE 12

                     ADJUSTMENTS TO SHARES AND OPTION PRICE

         12.1 In the event of changes in the outstanding Common Shares of the Company as a result of share dividends, splitups, recapitalizations, combinations of Shares or exchanges of Shares, the number and class of Shares for all purposes covered by the Plan, and the number and class of Shares and price per Share for each Option and each outstanding Option covered by the Plan, shall be correspondingly adjusted by the Committee.

         12.2 The Committee shall make appropriate adjustments in the Option Price to reflect any spin-off of assets, extraordinary dividends or other distributions to shareholders.

         12.3 In the event of the dissolution or liquidation of the Company or any merger, consolidation, exchange or other transaction in which the Company is not the surviving corporation or in which the outstanding Shares of the Company are converted into cash, other securities or other property, each outstanding Option shall terminate as of a date fixed by the Committee provided that not less than 20 days' written notice of the date of expiration shall be given to each holder of an Option and each such holder shall have the right during such period following notice to exercise the Option as to all or any part of the Shares for which it is exercisable at the time of such notice. The Committee, in its sole discretion, may provide that Options in such circumstances may be exercised to an extent greater than the number of Shares for which they were exercisable at the time of such a notice.

         12.4 All outstanding Options shall become immediately exercisable in full if a change in control of the Company occurs. For purposes of this Agreement, a "change in control of the Company" shall be deemed to have occurred if (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Act, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company becomes the "beneficial owner," as defined in Rule 13d-3 under the Act, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities; or (b) during any period of one year (not including any period prior to the execution of this Agreement), individuals who at the beginning of such period constitute the Board of Directors and any new director whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the Directors then still in office who either were Directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

                                   ARTICLE 13

                                OPTION AGREEMENTS

         13.1 All Options granted under the Plan shall be evidenced by a written agreement in such form or forms as the Committee in its sole discretion may determine.

         13.2 Each optionee, by acceptance of an Option under this Plan, shall be deemed to have consented to be bound, on the optionee's own behalf and on behalf of the optionee's heirs, assigns and legal representatives, by all terms and conditions of this Plan.

                                   ARTICLE 14

                       AMENDMENT OR DISCONTINUANCE OF PLAN

         14.1 The Board of Directors of the Company may at any time amend, suspend, or discontinue the Plan; provided, however, that no amendments by the Board of Directors of the Company shall, without further approval of the shareholders of the Company:

                  A. Change the definition of Eligible Employees;


                  B. Except as provided in Articles 4 and 12 hereof, increase the number of Shares which may be subject to Options granted under the Plan; or


                  C. Cause the Plan or any Option granted under the Plan to fail to be excluded from the $1 million deduction limitation imposed by
         Section 162(m) of the Code, or qualify as an "Incentive Share Option" as defined by Section 422 of the Code.

         14.2 No amendment or discontinuance of the Plan shall alter or impair any Option granted under the Plan without the consent of the holder thereof.

                                   ARTICLE 15

                                 EFFECTIVE DATE


         This Plan shall become effective as of April 16, 1996, having been adopted by the Board of Directors of the Company on such date subject to approval by the affirmative vote of the holders of a majority of the Common Shares of the Company voting on the issue, and all Options granted prior to such approval are expressly conditioned upon such approval being received. If shareholder approval is not received within 12 months of the Effective Date, Options granted pursuant to this Plan shall be null and void.


                                   ARTICLE 16

                                  MISCELLANEOUS

         16.1 Nothing contained in this Plan or in any action taken by the Board of Directors or shareholders of the Company shall constitute the granting of an Option. An Option shall be granted only at such time as a written Option shall have been executed and delivered to the respective employee and the employee shall have executed an agreement respecting the Option in conformance with the provisions of the Plan.

         16.2 Certificates for Shares purchased through exercise of Options will be issued in regular course after exercise of the Option and payment therefor as called for by the terms of the Option but in no event shall the Company be obligated to issue certificates more often than once each quarter of each fiscal year. No persons holding an Option or entitled to exercise an Option granted under this Plan shall have any rights or privileges of a shareholder of the Company with respect to any Shares issuable upon exercise of such Option until certificates representing such Shares shall have been issued and delivered. No Shares shall be issued and delivered upon exercise of an Option unless and until the Company, in the opinion of its counsel, has complied with all applicable registration requirements of the Securities Act of 1933 and any applicable state securities laws and with any applicable listing requirements of any national securities exchange on which the Company securities may then be listed as well as any other requirements of law.


         16.3 This Plan shall continue in effect until the expiration of all Options granted under the Plan unless terminated earlier in accordance with
Article 14; provided, however, that it shall otherwise terminate ten years after the Effective Date.

                                                                      APPENDIX B

                            THOMAS EDISON INNS, INC.

                        1996 DIRECTORS' SHARE OPTION PLAN

         The purpose of the 1996 Directors' Share Option Plan is to advance the interests of Thomas Edison Inns, Inc. and its shareholders by affording non-employee members of the Company's Board of Directors an opportunity to increase their proprietary interest in the Company by the grant of options to them to purchase Common Shares under the terms set forth herein. The Company believes that this Plan will give an incentive to these members of the Board to increase revenues and profits.

         1. Effective Date of the Plan. This Plan shall become effective at such time as it is approved by shareholders at the 1996 Annual Meeting of Shareholders of the Company.

         2. Shares Subject to the Plan. The shares to be issued upon the exercise of the options granted under the Plan shall be Common Shares, $.01 par value, of the Company. Either treasury or authorized and unissued Common Shares, or both, as the Board of Directors shall from time to time determine, may be so issued. No Common Shares which are the subject of any lapsed, expired or terminated options may be made the subject of additional options under the Plan.


         Subject to the provisions of Section 4 hereof, the aggregate number of Common Shares for which options may be granted under the Plan shall be 60,000 shares.


         3. Administration. The Plan shall be administered by a committee appointed in accordance with the Bylaws and consisting of three or more directors which directors may also be eligible to participate in the Plan.

         Subject to the express provisions of the Plan, the Committee shall have the authority to establish the terms and conditions of such option agreements, consistent with this Plan. Such agreements need not be uniform.

         4.       Adjustments to Common Shares and Option Price.

                  4.1 In the event of changes in the outstanding Common Shares of the Company as a result of share dividends, split-ups, recapitalizations, combinations or exchanges, the number and class of Common Shares authorized to be the subject of options under the Plan and the number and class of Common Shares and Option Price for each option which is outstanding under this Plan shall be correspondingly adjusted by the Committee.

                  4.2 The Committee shall make appropriate adjustments in the Option Price to reflect any spin-off of assets, extraordinary dividends or other distributions to shareholders.

                  4.3 In the event of the dissolution or liquidation of the Company or any merger, consolidation or combination in which the Company is not the surviving corporation or in which the outstanding Common Shares of the Company are converted into cash, other securities or other property, each outstanding option issued hereunder shall terminate as of a date fixed by the Committee, provided that not less than 20 days' written notice of the date of expiration shall be given to each holder of an option. Each such holder shall have the right during such period following notice to exercise the option as to all or any part of the option for which it is exercisable at the time of such notice.

         5. Eligible Directors; Grant of Options. An Eligible Director is each director of the Company as of the time of grant of an Option called for hereafter who is not also an employee of the Company.


         Each Eligible Director shall be granted an option for the purchase of 5,000 Common Shares immediately after the 1996 Annual Shareholders' Meeting and an additional Option for 1,000 Common Shares immediately after each subsequent Annual Shareholders' Meeting. Persons who become Eligible Directors after the effective date of the Plan shall be granted an option for 5,000 shares as a result of their election, whether by shareholders or directors, and upon each subsequent Annual Shareholders' Meeting, another option for 1,000 shares. All grants shall be made on the date of the event giving rise to the option. Such grants shall continue until the number of shares provided for in Section 2 are exhausted.

         6. Price. The purchase price of the Common Shares which may be acquired pursuant to the exercise of any option granted pursuant to the Plan shall be the last closing sale price reported on the date of grant, provided such price shall not be less than Seven Dollars ($7.00) per share on all grants made immediately after the 1996 Annual Shareholders' Meeting.


         7. Period of Option. The term of each option shall be ten years from the date of grant.

         8. Exercise of Option. An option may be exercised by an Eligible Director as to all or part of the shares covered thereby by giving written notice to the Company at its principal office, directed to the attention of its Secretary, accompanied by payment of the Option Price in full for shares being purchased. The payment of the Option Price shall be either in cash or, subject to any conditions set forth in the option agreement, by delivery of Common Shares of the Company having a fair market value equal to the purchase price on the date of exercise of the option, or by any combination of cash and such shares.

         Unless there is in effect at the time of exercise a registration statement under the Securities Act of 1933 permitting the resale to the public of shares acquired under the Plan, the holder of the option shall, except to the extent determined by the Committee that such is not required, (i) represent and warrant in writing to the Company that the shares acquired are being acquired for investment and not with a view to the distribution thereof, (ii) acknowledge that the shares acquired may not be sold unless registered for sale under said Act or pursuant to an exemption from such registration, and (iii) agree that the certificates evidencing such shares shall bear a legend to the effect of clauses (i) and (ii).

         9. Nontransferability of Options. An option is not transferable by an Eligible Director to whom granted other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended (the "Code"), or Title 1 of the Employee Retirement Income Security Act, as amended.

         10. Death or Disability of an Optionee. If an optionee shall cease to be an Eligible Director on account of disability or death, an option theretofore granted to such Eligible Director may be exercised by the optionee or, in the case of death, by the legal representative of the estate of the deceased option holder or by the person or persons to whom such Eligible Director's rights under the option shall pass by will or the laws of descent and distribution, at any time within one year from the date the optionee ceased to be an Eligible Director, but only to the extent the option holder was entitled to exercise the option at the date of such cessation and only during the option period. "Disability" shall have the meaning ascribed to it in Section 105(d)(4) of the Code.

         11. Rights as a Shareholder. The holder of an option shall not have any of the rights of a shareholder of the Company with respect to the shares subject to an option until a certificate or certificates for such shares shall have been issued upon the exercise of the option.

         12. Amendment and Termination.

                  12.1 The Plan shall terminate five years after its effective date and thereafter no options shall be granted thereunder. All options outstanding at the time of termination of the Plan shall continue in full force and effect in accordance with and subject to the terms and conditions of the Plan. The Board of Directors of the Company at any time prior to that date may terminate the Plan or make such amendments to it as the Board of Directors shall deem advisable; provided, however, that except as provided in Section 4 hereof, the Board of Directors may not, without shareholder approval, increase the maximum number of shares as to which options may be granted under the Plan, change the class of persons eligible to receive options under the Plan or change the number of options to be granted to each eligible person under the Plan. No termination or amendment of the Plan may, without the consent of the holder of an option then existing, terminate the option or materially and adversely affect the rights under the option.

                  12.2 This Plan may not be amended more than once every six months other than to conform with changes in the Code, the Employee Retirement Income Security Act, as amended, or the rules thereunder.

         13. Automatic Termination of Option. Notwithstanding anything contained herein to the contrary:

                  13.1 If at any time a holder of an option granted under this Plan becomes an employee, officer or director of or a consultant to an entity which the Committee determines is a competitor of the Company, such option shall automatically terminate as of the date such conflicting relationship was established regardless of whether such option is exercisable in whole or in part at such time.

                  13.2 An Option shall terminated immediately if such termination is for cause. Cause is defined as including, but not limited to, theft or intentional damage to Company property, the use of illegal drugs, the commission of a criminal act, or willful violations of the law or of policies of the Company which prohibit directors from trading Common Shares for personal gain based on knowledge of the Company's activities or results when such information is not available to the general public.

                                                                      APPENDIX C

                            THOMAS EDISON INNS, INC.


                         DIRECTORS' COMPENSATION PLAN


         This Directors' Compensation Plan has been adopted by the Board of Directors of Thomas Edison Inns, Inc. in order to align further the interests of the Company's non-employee Directors with the interests of shareholders by providing that their compensation be paid through the issuance of Common Shares of the Company.

         1.       COMPENSATION OF NON-EMPLOYEE DIRECTORS.

         All Directors who are not employees of the Company shall be paid the following fees as provided in Section 2 below:

                  1.1 a retainer of $1,000 for each meeting of the Board of Directors attended;

                  1.2 a retainer of $500 for each committee meeting attended; and

                  1.3 such fees shall be reduced to 50% of the amount stated above if the meetings are by telephone.

         2.       PAYMENT TERMS.

         The meeting fees set forth in Section 1 above shall be paid by the Company quarterly, in arrears, as soon as practicable following the end of each quarter in the form of Company Common Shares.


         The number of Common Shares to be issued shall be determined by dividing the dollar amount of the fee by the average of the per share Fair Market Value of the Common Shares, as defined in Section 3, for the ten trading days prior to the end of each quarter; provided, however, that in no event shall the average of the per share Fair Market Value of the Common Shares be less than Seven Dollars ($7.00) for purposes of this computation. The resulting number shall then be rounded up to the nearest share.


         3.       FAIR MARKET VALUE OF COMPANY COMMON SHARES.

         "Fair Market Value" means the last sale price reported on any stock exchange or over-the-counter trading system on which the Common Shares are trading on the last trading day prior to a specified date or, if no last sales price is reported, the average of the closing bid and asked prices for a Common Share on a specified date. If no sale has been made on any date, prices on the last preceding day on which any such sale shall have been made will be used in determining Fair Market Value under either method prescribed in the previous sentence.

         4.       RESTRICTIVE LEGEND; HOLDING PERIOD FOR COMMON SHARES

         In order to comply with Federal securities laws, all certificates for Common Shares issued pursuant to this Plan shall bear the following restrictive legend which will prevent the recipient from disposing of such shares for six months from the date of issuance:


         THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED UNTIL THE EXPIRATION OF THE SIX MONTH PERIOD BEGINNING ON THE DATE OF ORIGINAL ISSUANCE BY THOMAS EDISON INNS, INC. AS PROVIDED BY THE COMPANY'S DIRECTORS' COMPENSATION PLAN, A COPY OF WHICH WILL BE FURNISHED BY THE ISSUER TO THE HOLDER HEREOF UPON REQUEST.


         When the legend requirement imposed by this Section 4 shall terminate, the holder of Common Shares for which such legend requirements have terminated may request that the Company issue replacement certificates representing such shares without such legend.

         5.       NO RIGHT TO CONTINUANCE AS A DIRECTOR.

         Neither the action of the Company in establishing this Plan, nor the issuance of Common Shares shall be deemed to create any obligation on the part of the Board of Directors to nominate any non-employee Director for reelection by the Company's shareholders or to be evidence of any agreement or understanding, express or implied, that the non-employee Director has a right to continue as a Director for any period of time or at any particular rate of compensation.

         6.       SHARES SUBJECT TO THE PLAN.

         Common Shares are authorized for issuance under this Plan in accordance with the provisions hereof. The Company shall at all times during the term of the Plan retain as authorized and unissued Common Shares at least the number of shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder.

         7.       AMENDMENT.

         The amount, pricing and timing of Common Share issuances pursuant to this Plan shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

         8.       EFFECTIVE DATE AND EXPIRATION OF PLAN.


         The Plan is effective as of January 25, 1996, subject to approval by a majority of the votes cast at the next Annual Meeting of Shareholders of the Company, by the holders of Common Shares entitled to vote thereon. Unless earlier terminated by the Board pursuant to Section 10, this Plan shall terminate on the tenth anniversary of the Effective Date. No Common Shares shall be issued pursuant to this Plan after its termination.


         9.       PAYMENT IN EVENT OF DEATH.

         Upon the death of a non-employee Director, any portion of the compensation pursuant to this Plan then unpaid shall be paid to the beneficiaries named in the most recent beneficiary designation filed with the Secretary of the Company. In the absence of such a designation, such compensation shall be paid to, or as directed by, the decedent's personal representative, in one or more installments as the non-employee Director may have elected in writing.

         10.      AMENDMENT, SUSPENSION AND TERMINATION OF PLAN.

         The Board of Directors may suspend or terminate this Plan or any portion of it at any time, and, subject to Section 7, may amend it from time to time in such respects as the Board of Directors may deem advisable so that any awards hereunder shall conform to any change in applicable laws or regulations or in any other respect the Board of Directors may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without shareholder approval, increase the number of Common Shares which may be issued under the Plan, materially increase the benefits accruing to Directors under the Plan, materially modify the requirements as to eligibility for participating in the Plan, or extend the termination date of the Plan.

                                                                      APPENDIX D

                            THOMAS EDISON INNS, INC.

                          EMPLOYEE SHARE PURCHASE PLAN


         The purpose of the Thomas Edison Inns, Inc. Employee Share Purchase Plan is to enable employees of Thomas Edison Inns, Inc. and its subsidiaries to acquire or increase ownership interests in the Company on a basis that will encourage them to perform at increasing levels of effectiveness and use their best efforts to promote the growth and profitability of the Company and its subsidiaries. This is to be done by providing employees a continued opportunity to purchase Common Shares of the Company, Par Value $0.01 per share ("Shares"), from the Company through periodic offerings commencing May 22, 1996 or as soon as practicable thereafter (the "Effective Date"). For this purpose, except as otherwise provided in Section 17, the maximum aggregate number of Shares which Participating Employees (defined in Section 3 below) may purchase under the Plan is 40,000 shares.


         The Plan is intended to comply with the provisions of section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Plan shall be administered, interpreted and construed accordingly.

         1. Administration.

         1.1 The Plan shall be administered by a committee of the Board of Directors designated by the Board of Directors (the "Committee"), consisting of at least two directors, each of whom shall be a "disinterested person" as defined in Rule 16b-3(c)(2) under the Securities Exchange Act of 1934, as amended. All committee members shall serve, and may be removed, at the pleasure of the Board of Directors.

         1.2 For purposes of administration of the Plan, a majority of the members of the Committee (but not less than two) eligible to serve as such shall constitute a quorum, and any action taken by a majority of such members of the Committee present at any meeting at which a quorum is present, or acts approved in writing by a majority of such members of the Committee, shall be the acts of the Committee.

         1.3 Subject to the express provisions of the Plan, the Committee shall have full discretionary authority to interpret the Plan, to issue rules for administering the Plan, to change, alter, amend or rescind such rules, and to make all other determinations necessary or appropriate for the administration of the Plan. All determinations, interpretations and constructions made by the Committee pursuant to this Section shall be final and conclusive. No member of the Board of Directors or the Committee shall be liable for any action, determination or omission taken or made in good faith with respect to the Plan or any right granted hereunder.

         1.4 The Committee will engage a bank trust department or other financial institution as agent (the "Agent") to perform custodial and record-keeping functions for the Plan, such as holding record title to the participating employees' Share certificates, maintaining an individual investment account for each such employee and providing periodic account status reports to such employees.

         1.5 The Committee shall have full discretionary authority to delegate ministerial functions to management of the Company.

         2. Eligible Employees. All employees of the Company, and of such of its subsidiaries as may be designated for such purpose from time to time by the Committee, shall be eligible to participate in the Plan, provided each of such employees:

                  (a) has been employed by the Company or any of its subsidiaries for at least three months;

                  (b) is customarily employed for more than 20 hours per week;

                  (c) is customarily employed for more than five months per calendar year; and

                  (d) does not own, immediately after the right to purchase Shares under the Plan is granted, shares possessing 5% or more of the total combined voting power or value of the Company's Common Shares. In determining share ownership for purposes of the preceding sentence, the rules of section 424(d) of the Code shall apply and shares which the employee may purchase under outstanding options shall be treated as shares owned by the employee.

         For purposes of this Section, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Treasury Regulations (or any successor regulations). Employees eligible to participate in the Plan pursuant to the provisions of this Section are hereinafter referred to as "Eligible Employees."

         3. Election to Participate. Each Eligible Employee may participate in the Plan by filing with the Company an election to purchase form (the "Form") authorizing specified regular payroll deductions. Eligible Employees who so elect to participate in the Plan are hereinafter referred to as "Participating Employees." The Form must specify the date on which such deducting is to commence, which may not be retroactive. Payroll deductions may be in any amount, but not less than $10 per payroll period, specified by the Participating Employee up to 25% (or such lower percentage as may be specified by the Committee) of the Participating Employee's annual rate of base compensation (as defined by the Committee) in effect at the time of filing of the Form. All regular payroll deductions shall be recorded in a non-interest bearing account which the Company shall establish for Participating Employees (the "Payroll Deduction Account").

         All funds recorded in Payroll Deduction Accounts may be used by the Company and its subsidiaries for any corporate purpose, subject to the right of a Participating Employee to withdraw at any time an amount equal to the balance accumulated in his or her Payroll Deduction Account as described in Section 6 below. Funds recorded in Payroll Deduction Accounts shall not be required to be segregated from any funds of the Company or its subsidiaries.

         4. Deduction Changes. A Participating Employee may at any time increase or decrease his or her payroll deduction by filing a new Form. The change may not become effective sooner than the next pay period after receipt of the Form. A payroll deduction change (which shall include any increase or decrease) may not be made more than twice during any calendar year.


         5. Limitation on Purchase of Shares. No employee may be granted a right to purchase Shares under this Plan and any other share purchase plan of the Company under section 423 of the Code, at a rate which exceeds $25,000 of the Fair Market Value of such Shares (determined on the date of purchase of the Shares) for each calendar year.


         The foregoing limitation shall be interpreted by the Committee in accordance with applicable rules and regulations issued under the Code.

         6. Withdrawal of Funds. A Participating Employee may at any time prior to a Purchase Date (defined in Section 7 below), and for any reason, withdraw from participation in the Plan, in which case the entire balance accumulated in his or her Payroll Deduction Account shall be paid to him or her as soon as practicable thereafter. Partial withdrawals will not be permitted.

         7. Method of Purchase and Investment Accounts. The term "Payroll Deduction Period" shall mean a period of one, two or three calendar months, as determined by the Committee. The term "Purchase Date" as used in the Plan shall mean the last business day of each Payroll Deduction Period (or as soon as practicable thereafter) commencing after the Effective Date. Each Participating Employee having funds in his or her Payroll Deduction Account on a Purchase Date shall be deemed, without any further action, to have been granted on such Purchase Date, and to have exercised on such Purchase Date, the option to purchase from the Company the number of whole and fractional Shares which the funds in his or her Payroll Deduction Account would purchase at the Purchase Price (as hereinafter defined) on such Purchase Date, subject to the Share limitation set forth in the first paragraph of this Plan and the restrictions set forth in Section 5. Such option will be deemed exercised if the Participating Employee does not withdraw such funds prior to the Purchase Date. All Shares so purchased (including fractional Shares) shall be credited to a separate Investment Account established by the Agent for each participating Employee. The Agent shall hold in its name or the name of its nominee all certificates for Shares purchased until Shares are withdrawn by a Participating Employee pursuant to Section 9 below.

         All cash dividends paid with respect to the whole and fractional Shares in a Participating Employee's Investment Account shall, unless otherwise directed by the Committee, be credited to his or her Investment Account and used, in the same manner as payroll deductions, to purchase additional Shares under the Plan on the next Purchase Date, subject to the Share limitation set forth in the first paragraph of this Plan and the restrictions set forth in
Section 5. Shares so purchased shall be added to the Shares held for the Participating Employee in his or her Investment Account.


         8. Purchase Price. The Purchase Price for each whole or fractional Share shall be 85% of the Fair Market Value of such whole or fractional Share on the Purchase Date (as defined in Section 7 above), provided that the Purchase Price shall in no event be less than the par value of such Share.

         "Fair Market Value" means the last sale price reported on any stock exchange or over-the-counter trading system on which the Common Shares are trading on the last trading day prior to a specified date or, if no last sales price is reported, the average of the closing bid and asked prices for a Common Share on a specified date. If no sale has been made on any date, prices on the last preceding day on which any such sale shall have been made will be used in determing Fair Market Value under either method prescribed in the previous sentence.


         9. Withdrawal of Certificates. Subject to Sections 12 and 20 below, a Participating Employee shall have the right at any time to withdraw a certificate or certificates for all or a portion of the Shares credited to his or her Investment Account by giving written notice to the Company, provided, however, that (a) no such request may be made more frequently than once per calendar quarter and (b) no Participating Employee shall be entitled to receive a certificate for any fractional Share. The Company will pay any applicable stamp taxes imposed in connection with the issuance of any certificate under the Plan.

         10. Registration of Certificates. Each certificate withdrawn by a Participating Employee may be registered only in the name of the Participating Employee, or, if the Participating Employee so indicated on the Participating Employee's Form, in the Participating Employee's name jointly with a member of the Participating Employee's family, with right of survivorship.

         11. Voting. The Agent shall vote all Shares held in an Investment Account in accordance with the Participating Employee's instructions.

         12. Limitation on Resale. Notwithstanding anything in the Plan to the contrary, if any Participating Employee sells any Share purchased under the Plan (or withdraws any certificate representing such Share) during the first year following the date of purchase of such Share, such Participating Employee shall not be eligible to make further purchases under the Plan, or to have payroll deductions made for such purpose, for a period of one year after such sale (or for such shorter period, if any, as the Committee shall have established).

         13. Rights on Retirement, Death or Other Termination of Employment. In the event of a Participating Employee's retirement, death or other termination of employment, or in the event that a Participating Employee otherwise ceases to be an Eligible Employee, (a) no payroll deduction shall be taken from any pay due and owing to the Participating Employee thereafter, and the balance in the Participating Employee's Payroll Deduction Account shall be paid to the Participating Employee or, in the event of the Participating Employee's death, to his or her designated beneficiary under the Plan (and, if none, then to his or her estate) and (b) a certificate for the full Shares credited to the Participating Employee's Investment Account will be forwarded to the Participating Employee (or, in the case of his or her death, such beneficiary or estate) and any fractional Share interest held in such Investment Account will be disposed of and the proceeds, less any selling expenses, will be remitted to the Participating Employee (or, in the case of his or her death, such beneficiary or estate).

         14. Rights not Transferable. Rights under the Plan are not transferable by a Participating Employee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

         15. No Right to Continued Employment. Neither the Plan nor any right granted under the Plan shall confer upon any Participating Employee any right to continuance of employment with the Company or any subsidiary, or interfere in any way with the right of the Company or subsidiary to terminate the employment of such Participating Employee.

         16. Application of Funds. All funds received or held by the Company under this Plan may be used for any corporate purpose.

         17. Adjustment in Case of Changes Affecting Shares. In the event of a subdivision of outstanding Shares, or the payment of a share dividend, the Share limitation set forth in the first paragraph of this Plan shall be adjusted proportionately, and such other adjustments shall be made as may be deemed equitable by the Committee. In the event of any other change affecting Shares (including any event described in section 424(a) of the Code), such adjustment shall be made as may be deemed equitable by the Committee to give proper effect to such event, subject to the limitations of section 424 of the Code.

         18. Amendment of the Plan. The Board of Directors may at any time, or from time to time, amend this Plan in any respect, except that, without shareholders approval, no amendment shall be made (i) increasing the maximum aggregate number of Shares which may be purchased by Participating Employees under this Plan other than as provided in Section 17 or (ii) changing the designation of employees eligible to participate in the Plan.

         19. Termination of the Plan. The Plan and all rights of employees under any offering hereunder shall terminate.

         19.1 On the day that Participating Employees become entitled to purchase a number of Shares greater than the number of Shares remaining available for purchase, as adjusted by Section 17. If the number of Shares so purchasable is greater than the Shares remaining available, the available Shares shall be allocated by the Committee among such Participating Employees on a pro rata basis; or

         19.2 At any time at the discretion of the Board of Directors.

         Upon termination of this Plan (i) all amounts in the Payroll Deduction Accounts of Participating Employees shall be carried forward into the Participating Employee's payroll Deduction Account under a successor plan, if any, or promptly refunded, (ii) all certificates for the full Shares credited to a Participating Employee's Investment Account shall be forwarded to him or her and (iii) any fractional Share interest held in a Participating Employee's Investment Account shall be disposed of and the proceeds, less any selling expenses, shall be remitted to him or her. The Board of Directors shall have the right to suspend the Plan at any time.

         20. Governmental Regulations.

         20.1 Anything contained in the Plan to the contrary notwithstanding, the Company shall not be obligated to sell or deliver any Shares or certificates under the Plan unless and until the Company is satisfied that such sale or delivery complies with (i) all applicable requirements of the governing body of the principal market in which such Shares are traded, (ii) all applicable provisions of the Securities Act of 1933 and (iii) all other laws or regulations by which the Company is bound or to which the Company is subject.

         20.2 The Company may make such provisions as it may deem appropriate for the withholding of any taxes or payment of any taxes which it determines it may be required to withhold or pay in connection with any Shares. The obligation of the Company to deliver certificates under this Plan is conditioned upon the satisfaction of the provisions set forth in the preceding sentence.

         21. Source of Shares. Shares to be purchased from the Company under the Plan shall be (a) previously acquired treasury Shares or (b) authorized but unissued Shares. Notwithstanding anything to the contrary in this Plan, if and to the extent authorized by the Committee, the Agent may make purchases of Shares on behalf of Participating Employees under the Plan through market transactions rather than purchases from the Company.

         22. Repurchase of Shares. The Company shall not be required to repurchase from any Participating Employee any Shares which such Participating Employee acquires under the Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

1.       To elect the following five persons as Class I Directors.

FOR                     WITHHOLD             Christopher B. Hewett, David S. Lundeen, Joseph L.
all nominees            AUTHORITY            Maggini, Robert E. Schermer, Jr. and Robert E. Schermer,
listed to the right     to vote for all      Sr.
(except as marked       nominees listed
to the contrary)        to the right         To withhold authority to vote for any individual nominee, write that nomi-
                                             nee's name in the space below.

[ ]                     [ ]                  __________________________________________________________________________






         To elect the following five persons as Class II directors.

FOR                     WITHHOLD             William F. Ehinger, James R. Goerlich,
all nominees            AUTHORITY            Joseph P. Michael, Frank O. Staiger and Raymond A.
listed to the right     to vote for all      Weigel, III
(except as marked       nominees listed
to the contrary)        to the right         To withhold authority to vote for any individual nominee, write that nomi-
                                             nee's name in the space below.

[ ]                     [ ]                  __________________________________________________________________________

2. To amend the Articles of Incorporation to change the name of the Company to Meritage Hospitality Group Inc.

         FOR      AGAINST  ABSTAIN

         [  ]     [  ]     [  ]


3.       To adopt the 1996 Management Equity Incentive Plan.

         FOR      AGAINST  ABSTAIN

         [  ]     [  ]     [  ]


4.       To adopt the 1996 Directors' Share Option Plan.

         FOR      AGAINST  ABSTAIN

         [  ]     [  ]     [  ]

5.       To adopt the Directors' Compensation Plan.

         FOR      AGAINST  ABSTAIN

         [  ]     [  ]     [  ]


6.       To adopt the Employee Share Purchase Plan.

         FOR      AGAINST  ABSTAIN

         [  ]     [  ]     [  ]


7.       To ratify the selection of            Authority to transact such
         Grant Thornton LLP as independent     other business as may properly
         public accountants for                come before the meeting or any
         fiscal 1996.                          adjournment thereof.
         FOR      AGAINST  ABSTAIN

         [  ]     [  ]     [  ]

                                               THIS PROXY WHEN PROPERLY
                                               EXECUTED WILL BE VOTED IN THE
                                               MANNER DIRECTED HEREIN BY THE
                                               UNDERSIGNED SHAREHOLDER. IF NO
                                               DIRECTION IS MADE, THIS PROXY
                                               WILL BE VOTED FOR THE LISTED
                                               NOMINEES AND FOR ALL
                                               PROPOSALS.

                                               ___________________________, 1996
                                               ________________________________
                                               ________________________________


                                               Important: Please sign exactly
                                               as name appears hereon
                                               indicating, where proper,
                                               official position or
                                               representative capacity. In
                                               the case of joint holders, all
                                               should sign.

                                                 THIS PROXY IS SOLICITED ON
                                                          BEHALF OF
                                                   THE BOARD OF DIRECTORS


   "PLEASE MARK INSIDE BLUE BOXES
    SO THAT DATA PROCESSING
    EQUIPMENT WILL RECORD YOUR
    VOTES."

                            THOMAS EDISON INNS, INC.

                            PROXY FOR ANNUAL MEETING


         The undersigned hereby appoints ROBERT E. SCHERMER, SR. and CHRISTOPHER
B. HEWETT, or either of them, proxies of the undersigned each with the power of substitution, to vote all Common Shares which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Thomas Edison Inns, Inc. to be held May 21, 1996, at 10:00 a.m. local time at the Thomas Edison Inn, 500
Thomas Edison Parkway, Port Huron, Michigan and at any adjournment of such Meeting as specified on the reverse side on the matters described in the Company's Proxy Statement and in their discretion with respect to such other business as may properly come before the Meeting or any adjournment thereof.


                           (Continued on reverse side)